United States
Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:  September 6, 2012

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

600 La Terraza Boulevard, Escondido, California 92025-3873

(Address of principal executive offices)

(760) 741-2111

(Registrant’s telephone number, including area code)

N/A

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On September 6, 2012, Realty Income Corporation, a Maryland corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Tau Acquisition LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub”), and American Realty Capital Trust, Inc., a Maryland corporation (“ARCT”).  The Merger Agreement provides for the merger of ARCT with and into Merger Sub (the “Merger”), with Merger Sub surviving as a wholly owned subsidiary of the Company.

In connection with the Merger, each outstanding share of common stock, par value $0.01 per share, of ARCT (“ARCT Common Stock”) will be converted into the right to receive 0.2874 shares of common stock, par value $0.01 per share, of the Company (the “Merger Consideration”). Each option to purchase ARCT Common Stock that is outstanding and unexercised at the time of the Merger will be deemed subject to a cashless exercise and the holder thereof will be deemed to receive a number of shares of ARCT Stock equal to (a) the number of shares of ARCT Common Stock subject to such option, less (b) the number of shares of ARCT Common Stock equal in value to the aggregate exercise price of such option, assuming a fair market value of a share of ARCT Common Stock equal to the closing price of ARCT Common Stock on the last completed trading day immediately prior to the consummation of the Merger, which shares of ARCT Common Stock will be converted into the right to receive the Merger Consideration.  Each share of ARCT restricted stock will become fully vested at the time of the Merger and will convert into the right to receive the Merger Consideration.

The Company and ARCT have made certain customary representations and warranties to each other in the Merger Agreement.  ARCT has agreed, among other things, not to solicit alternative transactions.  ARCT has also agreed, subject to certain exceptions, not to enter into discussions concerning, or provide confidential information in connection with, any alternative transaction.  In addition, each of the parties has agreed to use its reasonable best efforts to consummate the Merger.

The Merger Agreement also includes certain termination rights for both the Company and ARCT and provides that, in connection with the termination of the Merger Agreement under specified circumstances, (i) ARCT may be required to pay the Company a termination fee of $51,000,000 and/or reimburse the Company’s transaction expenses in an amount equal to $4,000,000 and (ii) the Company may be required to reimburse ARCT’s transaction expenses in an amount equal to $4,000,000.

Concurrently with the execution of the Merger Agreement, Nicholas S. Schorsch, the Chairman of the Board of Directors of the Company, and William M. Kahane, the Chief Executive Officer and President of the Company, entered into a voting agreement with the Company and ARCT (the “Voting Agreement”), pursuant to which each of them has agreed to vote in favor of the Merger and the other transactions contemplated by the Merger Agreement, upon the terms and subject to the conditions set forth in such agreements. The Voting Agreement will terminate upon certain circumstances, including upon termination of the Merger Agreement.

Concurrently with the execution of the Merger Agreement, AR Capital, LLC and Nicholas S. Schorsch entered into a side letter agreement (the “Side Letter”) with the Company, pursuant to which each of them has agreed, among other things, to reimburse the Company for certain transaction expenses and provide certain transition services to the Company following the Merger.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1, a copy of the Voting Agreement is attached hereto as Exhibit 99.1 and a copy of the Side Letter is attached hereto as Exhibit 99.2, and all are incorporated herein by reference. The foregoing descriptions of the Merger Agreement, the Voting Agreement and the Side Letter do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements. The representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about the Company or ARCT at the time they were made or otherwise.

Item 7.01 Regulation FD Disclosure.

On September 6, 2012, the Company and ARCT issued a joint press release announcing execution of the Merger Agreement, a copy of which is attached hereto as Exhibit 99.3.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, the Company and ARCT will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents regarding the proposed transaction. The joint proxy statement/prospectus will contain important information about the proposed transaction and related matters. STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, ARCT AND THE PROPOSED TRANSACTION.

Investors and security holders of the Company will be able to obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by the Company and ARCT with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC are also available on the Company’s website at www.realtyincome.com, and copies of the documents filed by ARCT with the SEC are available on ARCT’s website at www.ir.arctreit.com.

The Company, ARCT and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s and ARCT’s stockholders in respect of the proposed transaction. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on March 30, 2012. Information regarding ARCT’s directors and executive officers can be found in ARCT’s definitive proxy statement filed with the SEC on May 21, 2012. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction if and when they become available. These documents are available on the SEC’s website and from the Company or ARCT, as applicable, using the sources indicated above.

Forward Looking Statements

Information set forth in this Current Report on Form 8-K (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect the Company’s and ARCT’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to whether and when the transactions contemplated by the Merger Agreement will be consummated, the new combined company’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals for the transaction and the approval of the Merger Agreement by the stockholders of both parties; unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated; the inability to retain key personnel; continuation or deterioration of current market conditions; future regulatory or legislative actions that could adversely affect the companies; and the business plans of the customers of the respective parties. Additional factors that may affect future results are contained in the Company’s and ARCT’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. The Company and ARCT disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No	Description

2.1	Agreement and Plan of Merger, dated as of September 6, 2012, by and among Realty Income Corporation, Tau Acquisition LLC and American Realty Capital Trust, Inc.
99.1	Voting Agreement, dated as of September 6, 2012, by among Realty Income Corporation, American Realty Capital Trust, Inc., Nicholas S. Schorsch and William M. Kahane.
99.2	Side Letter, dated as of September 6, 2012, by and among Realty Income Corporation, AR Capital, LLC and Nicholas S. Schorsch.
99.3	Joint Press Release issued by Realty Income Corporation and American Realty Capital Trust, Inc. on September 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALTY INCOME CORPORATION

Date:	September 6, 2012	By:	/s/ Michael R. Pfeiffer
Michael R. Pfeiffer
Executive Vice President, General Counsel and Secretary